SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C.   20549


                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)    FEBRUARY 8, 1999
                                                        ------------------


                              COASTAL BANCORP, INC.
                              ---------------------
               (Exact name of registrant as specified in charter)


          TEXAS                                 0-24526               76-0428727
(State or other jurisdiction     (Commission File Number)          (IRS Employer
     of  incorporation)                                      Identification No.)

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
5718 WESTHEIMER, SUITE 600, HOUSTON, TEXAS                    77057
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(Address of Principal executive offices)                 (Zip Code)


Registrant's telephone number including area code    (713) 435-5000
                                                    ---------------
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(Former  name  or  former  address,  if  changed since last report)          Not
                                                                             ---
applicable
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ITEM  5.                    OTHER  EVENTS.
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     On  February  3,  1999 Coastal Bancorp, Inc. ("Coastal") announced that the
Board of Directors approved the election of Paul W. Hobby to the Board of Directors of Coastal Bancorp, Inc., effective February 1, 1999. Coastal through its wholly-owned subsidiary, Coastal Banc Holding Company, Inc., owns 100% of the voting stock of Coastal Banc ssb, a Texas-chartered state savings bank headquartered in Houston.

ITEM  7.               FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
--------               ---------------------------------------------------------
EXHIBITS.
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     (a)          Financial  Statements
                  ---------------------

               No  financial  statements  are  required.

     (b)          Pro  Forma  Financial  Information
                  ----------------------------------

               No  pro  forma  financial  information  is  required.

     (c)          Exhibits
                  --------

               No.                    Description
               ---                    -----------
               99                    Press  Release,  dated  February  3,  1999


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     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COASTAL  BANCORP,  INC.


/s/          Catherine  N.  Wylie                    Date:    February  8,  1999
---          --------------------
by:          Catherine  N.  Wylie
     Executive  Vice  President/
     Chief  Financial  Officer











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                              COASTAL BANCORP, INC.




                                   EXHIBIT 99


             PRESS RELEASE OF THE REGISTRANT DATED FEBRUARY 8, 1999

     NEWS  RELEASE

                              FOR IMMEDIATE RELEASE

                 COASTAL BANCORP, INC. ANNOUNCES A NEW DIRECTOR

          HOUSTON (February 3, 1999) - Coastal Bancorp, Inc. (NASDAQ: CBSA) ("Coastal") announced today that on January 28, 1999 the Board of Directors approved the election of Paul W. Hobby to the Board of Directors of Coastal Bancorp, Inc., effective February 1, 1999.
     "We are elated that Mr. Hobby agreed to join our board," said Manuel J. Mehos, Coastal's Chairman and CEO. "With Paul's Texas roots and his experience in business, he can help strengthen Coastal's position as a bank with strong ties to Texas and a thorough knowledge of what Texans need and want in a financial institution."
     Mr. Hobby is the Chairman and CEO of Hobby Media Services, Inc, an investment company focused on new as well as traditional media investments. He has an extensive background in all phases of the media industry including information technology products related to those fields. He is a licensed attorney and active in politics and the community.
     Coastal Bancorp, Inc., through its wholly-owned subsidiary, Coastal Banc Holding Company, Inc., owns 100 percent of the voting stock of Coastal Banc ssb, a Texas-chartered, state savings bank headquartered in Houston. Coastal Banc ssb operates 49 branch offices in metropolitan Houston, Austin, Corpus Christi, the Rio Grande Valley and small cities in the south east quadrant of Texas.
     "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: The statements contained in this release which are not historical facts contain forward looking information with respect to plans, projections or future performance of the Company, the occurrence of which involve certain risks and uncertainties detailed in the Company's filings with the Securities and Exchange Commission.

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